COLOR MAN HOLDINGS LIMITED AND SUBSIDIARIES

INDEX TO FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENTS AT SEPTEMBER 30, 2007

Basis of Presentation	1

Unaudited Pro Forma Consolidated Balance Sheets as of September 30, 2007	2

Unaudited Pro Forma Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) for the three months ended September 30, 2007	4

Notes to Unaudited Pro Forma Consolidated Financial Statements for the three months ended September 30, 2007	5

PRO FORMA FINANCIAL STATEMENTS AT JUNE 30, 2007

Basis of Presentation	6

Unaudited Pro Forma Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) for the year ended June 30, 2007	7

Notes to Unaudited Pro Forma Consolidated Financial Statements for the year ended June 30, 2007	8

COLOR MAN HOLDINGS LIMITED AND SUBSIDIARIES

Basis of Presentation

On June 18, 2007, the shareholders of Pingdingshan Pinglin Expressway Co., Ltd. (the “Company”) entered into a share exchange agreement with Wise On China Limited (“WOCL”), a holding company located in Hong Kong. WOCL acquired 100% equity interest of the Company in exchange for $98,913,273. As a result, the Company became a wholly-owned foreign-invested enterprise by WOCL. Subsequently, the transaction was approved by State Administration of Foreign Exchange and Ministry of Commerce of China on July 30, 2007. WOCL is wholly-owned by Color Man Holdings Limited (“CMH”), CMH is a privately held company organized under the laws of the British Virgin Islands. WOCL and CMH are inactive holding companies.

On February 8, 2008, Learning Quest Technologies, Inc. (“LQTI”) and Joylink Holdings Limited, the sole stockholder of CMH (the “Shareholder”) consummated a Share Exchange Agreement pursuant to which Shareholder transferred to LQTI all of the shares of CMH, which such shares constitute 100% of the outstanding capital stock of CMH, in exchange for the issuance by LQTI to the Shareholder of Fifty-Four Million Four Hundred Thousand (54,400,000) shares of LQTI’s common stock, which shares constitute sixty-eight percent (68%) of the fully diluted outstanding shares of LQTI’s common stock immediately after the closing of the transaction. This share exchange transaction resulted in the Shareholder obtaining a majority voting interest in LQTI. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the share exchange transaction has been accounted for as a recapitalization of CMH.

The unaudited pro forma consolidated financial statements of CMH in the opinion of management include all material adjustments directly attributable to the aforementioned share exchanges contemplated by the agreements. The unaudited pro forma consolidated balance sheet reflects the financial position of the company had the share exchange occurred on July 1, 2007. The unaudited pro forma consolidated statements of income (loss) and comprehensive income (loss) were prepared as if the transactions were consummated on July 1, 2007. These unaudited pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

EXH 99.3 -1

COLOR MAN HOLDINGS LIMITED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS AT
SEPTEMBER 30, 2007

	Learning Quest Technologies, Inc.	Color Man Holdings Ltd.	Wise On China Limited	Pingdingshan Pinglin Expressway Co., Ltd.	Combined	Pro forma adjustment	Pro forma
	ASSETS

CURRENT ASSETS
Cash and cash equivalents	$2,139	$-	$-	$5,624,936	$5,627,075		$	$ 5,627,075
Restricted cash	-	-	-	159,770	159,770			159,770
Note receivable	-	-	-	675,444	675,444			675,444
Accounts receivable	-	-	-	3,028,773	3,028,773			3,028,773
Other receivable	-	-	-	1,432,117	1,432,117			1,432,117
Due from related parties	-	-	-	154,647,511	154,647,511			154,647,511
Other current assets	2,500	10	-	926,089	928,599			928,599
Total current assets	4,639	10	-	166,494,640	166,499,289	-		166,499,289

Investment in affiliated company	-	-	98,913,273	-	98,913,273	(98,913,273)		-
Toll road infrastructures, net	-	-	-	402,993,077	402,993,077			402,993,077
Plant and equipment, net	-	-	-	14,891,657	14,891,657			14,891,657
Land use rights, net	-	-	-	46,255,854	46,255,854			46,255,854
Construction in progress	-	-	-	2,166,064	2,166,064			2,166,064
Long-term investment	-	-	-	1,331,416	1,331,416			1,331,416
Deferred taxes	-	-	-	5,713,908	5,713,908			5,713,908
Total long-term assets	-	-	98,913,273	473,351,976	572,265,249	(98,913,273)		473,351,976

TOTAL ASSETS	$4,639	$10	$98,913,273	$639,846,616	$738,764,538	$(98,913,273)		$639,851,265

See accompanying notes to unaudited pro forma consolidated financial statements.

EXH 99.3 -2

COLOR MAN HOLDINGS LIMITED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS AT
SEPTEMBER 30, 2007

	Learning Quest Technologies, Inc.	Color Man Holdings Ltd.	Wise On China Ltd.	Pingdingshan Pinglin Expressway Co., Ltd.	Combined	Pro forma adjustment		Pro forma
	LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$3,352	$-	$-	$-	$3,352	$		$ 3,352
Other payables and accrued liabilities	974	-	-	2,751,917	2,752,891			2,752,891
Short-term bank loans	-	-	-	5,325,664	5,325,664			5,325,664
Current portion of long-term bank loans	-	-	-	2,774,671	2,774,671			2,774,671
Notes payable	23,000	-	-	319,540	342,540			342,540
Payable to contractors	-	-	-	26,731,735	26,731,735			26,731,735
Deferred taxes	-	-	-	5,541,304	5,541,304			5,541,304
Other current liabilities	-	-	-	172,170	172,170			172,170
Total current liabilities	27,326	-	-	43,617,001	43,644,327		-	43,644,327
LONG-TERM LIABILITIES
Long-term bank loans	-	-	-	436,592,640	436,592,640			436,592,640
Deferred revenue	-	-	-	6,110,127	6,110,127			6,110,127
Total long-term liabilities	-	-	-	442,702,767	442,702,767		-	442,702,767
TOTAL LIABILITIES	27,326	-	-	486,319,768	486,347,094		-	486,347,094
CONTINGENCIES SHAREHOLDERS’ EQUITY

Common share capital	50,000	10	-	33,090,802	33,140,812		(33,060,812)	80,000
Additional paid-in capital	52,500	-	98,913,273	107,625,990	206,591,763		(65,852,461)	140,739,302
Accumulated other comprehensive income	-	-	-	12,274,260	12,274,260			12,274,260
(Accumulated deficit) Retained earnings	(125,187)	-	-	535,796	410,609			410,609
Total Shareholders’ Equity	(22,687)	10	98,913,273	153,526,848	252,417,444		(98,913,273)	153,504,171
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,639	$10	$98,913,273	$639,846,616	$738,764,538		$(98,913,273)	$639,851,265

See accompanying notes to unaudited pro forma consolidated financial statements.

EXH 99.3 -3

COLOR MAN HOLDINGS LIMITED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME
(LOSS) FOR THE THRE MONTHS ENDED SEPTEMBER 30, 2007

	Learning Quest Technologies, Inc.	Color Man Holdings Ltd.	Wise On China Ltd.	Pingdingshan Pinglin Expressway Co., Ltd.	Combined	Pro forma adjustment		Pro forma

REVENUES	$-	$-	$-	$14,520,907	$14,520,907	$		$14,520,907
OPERATING COSTS	-	-	-	486,882	486,882			486,882
DEPRECIATION AND AMORTIZATION	-	-	-	1,801,574	1,801,574			1,801,574
GROSS PROFIT	-	-	-	12,232,451	12,232,451		-	12,232,451
General and administrative expenses	4,038	-	-	929,997	934,035			934,035
(LOSS) INCOME FROM OPERATIONS	(4,038)	-	-	11,302,454	11,298,416		-	11,298,416
OTHER INCOME (EXPENSES)
Interest expense, net	-	-	-	(5,877,275)	(5,877,275)			(5,877,275)
Other income, net	-	-	-	195,035	195,035			195,035
(LOSS) INCOME FROM OPERATIONS BEFORE INCOME TAXES	(4,038)	-	-	5,620,214	5,616,176		-	5,616,176
INCOME TAX EXPENSE	-	-	-	(1,405,053)	(1,405,053)		-	(1,405,053)
NET (LOSS) INCOME	(4,038)	-	-	4,215,161	4,211,123		-	4,211,123
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	-	-	-	2,081,780	2,081,780			2,081,780
Income taxes related to other comprehensive income	-	-	-	(520,445)	(520,445)			(520,445)
OTHER COMPREHENSIVE INCOME, NET	-	-	-	1,561,335	1,561,335		-	1,561,335
COMPREHENSIVE (LOSS) INCOME	$(4,038)	-	-	$5,776,496	$5,772,458		$-	$5,772,458
WEIGHTED AVERAGE SHARES OUTSTANDING BASIC AND DILUTED	50,000,000	-	-	-	50,000,000		30,000,000	80,000,000
Net (loss) income per common share, basic and diluted	$(0.00)	-	-	$-	$0.08		$-	$0.05

See accompanying notes to unaudited pro forma consolidated financial statements.

EXH 99.3 -4

COLOR MAN HOLDINGS LTD AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR
THE YEAR ENDED JUNE 30, 2007

The following adjustments to the unaudited pro forma consolidated financial statements are based on the assumption that the share exchange was consummated on July 1, 2007.

(a)    Adjustment to reflect the share capital had the share exchanges occurred on July 1,  2007.

According to the share exchange agreement entered between the Company and WOCL, upon the consummation of the transaction contemplated herein, WOCL owned 100% equity interest of the Company with an initial investment amounted to US$98,913,273. Such investment in the Company should be eliminated with the share capital and additional paid-in capital of the Company.

According to the share exchange agreement entered between LQTI and the Shareholder of CMH, prior to the closing date, Fred Hall, the principal shareholder cancelled a total number of Six Hundred Fifty Thousand and Five (650,005) shares of LQTI’s Common Stock. LQTI issued Fifty-Four Million Four Hundred Thousand (54,400,000) shares to exchange of 100% capital stock of CMH. Prior to the closing of the share exchange, LQTI effectuated a 2-1 reverse stock split for the issued and outstanding shares of its Common Stock and completed a dividend distribution to its shareholders of record in the amount equal to five percent (5%) (1,250,005 shares) of the then issued and outstanding Common Stock.  Following the dividend distribution and immediately prior to the consummation of the share exchange, LQTI had 26,250,005 shares of Common Stock issued and outstanding. Upon consummation of the transactions contemplated herein, there should be Eighty Million (80,000,000) shares of LQTI’s Common Stock issued and outstanding.

EXH 99.3 -5

COLOR MAN HOLDINGS LTD AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR
THE THREE MONTHS ENDED SEPTEMBER 30, 2007

Basis of Presentation

On June 18, 2007, the shareholders of Pingdingshan Pinglin Expressway Co., Ltd. (the “Company”) entered into a share exchange agreement with Wise On China Limited (“WOCL”), a holding company located in Hong Kong. WOCL acquired 100% equity interest of the Company in exchange for $98,913,273. As a result, the Company became a wholly-owned foreign-invested enterprise by WOCL. Subsequently, the transaction was approved by State Administration of Foreign Exchange and Ministry of Commerce of China on July 30, 2007. WOCL is wholly-owned by Color Man Holdings Limited (“CMH”), CMH is a privately held company organized under the laws of the British Virgin Islands. WOCL and CMH are inactive holding companies.

On February 8, 2008, Learning Quest Technologies, Inc. (“LQTI”) and Joylink Holdings Limited, the sole stockholder of CMH (the “Shareholder”) consummated a Share Exchange Agreement pursuant to which Shareholder transferred to LQTI all of the shares of CMH, which such shares constitute 100% of the outstanding capital stock of CMH, in exchange for the issuance by LQTI to the Shareholder of Fifty-Four Million Four Hundred Thousand (54,400,000) shares of LQTI’s common stock, which shares constitute sixty-eight percent (68%) of the fully diluted outstanding shares of LQTI’s common stock immediately after the closing of the transaction. This share exchange transaction resulted in the Shareholder obtaining a majority voting interest in LQTI. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the share exchange transaction has been accounted for as a recapitalization of CMH.

The unaudited pro forma consolidated financial statements of CMH in the opinion of management include all material adjustments directly attributable to the aforementioned share exchanges contemplated by the agreements. The unaudited pro forma consolidated balance sheet reflects the financial position of the company had the share exchange occurred on July 1, 2007. The unaudited pro forma consolidated statements of income (loss) and comprehensive income (loss) were prepared as if the transactions were consummated on July 1, 2007. These unaudited pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

EXH 99.3 -6

COLOR MAN HOLDINGS LTD AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED JUNE 30, 2007

	Learning Quest Technologies, Inc.	Color Man Holdings Ltd.	Wise On China Ltd.	Pingdingshan Pinglin Expressway Co., Ltd.	Combined	Pro forma adjustment		Pro forma
REVENUES	$-	$-	$-	$38,449,103	$38,449,103	$		$38,449,103
OPERATING COSTS	-	-	-	1,353,310	1,353,310			1,353,310
DEPRECIATION AND AMORTIZATION	-	-	-	5,811,456	5,811,456			5,811,456
GROSS PROFIT	-	-	-	31,284,337	31,284,337		-	31,284,337
General and administrative expenses	26,365	-	-	2,189,499	2,215,864			2,215,864
(LOSS) INCOME FROM OPERATIONS	(26,365)	-	-	29,094,838	29,068,473		-	29,068,473
OTHER INCOME (EXPENSES)
Interest expense, net	-	-	-	(19,326,104)	(19,326,104)			(19,326,104)
Other income, net	-	-	-	188,577	188,577			188,577
(LOSS) INCOME FROM OPERATIONS BEFORE INCOME TAXES	(26,365)	-	-	9,957,311	9,930,946		-	9,930,946
INCOME TAX EXPENSE	-	-	-	(2,489,328)	(2,489,328)			(2,489,328)
NET (LOSS) INCOME	(26,365)	-	-	7,467,983	7,441,618		-	7,441,618
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	-	-	-	6,730,246	6,730,246			6,730,246
Income taxes related to other comprehensive income	-	-	-	(1,682,561)	(1,682,561)			(1,682,561)
OTHER COMPREHENSIVE INCOME, NET	-			5,047,685	5,047,685		-	5,047,685
COMPREHENSIVE (LOSS) INCOME	$(26,365)	$-	$-	$12,515,668	$12,489,303		$-	$12,489,303
WEIGHTED AVERAGE SHARES OUTSTANDING BASIC AND DILUTED	46,585,918	-	-	-	46,585,918		30,000,000	76,585,918
Net (loss) income per common share, basic and diluted	$(0.00)	$-	$-	$-	$0.16		$-	$0.10

See accompanying notes to unaudited pro forma consolidated financial statements.

EXH 99.3 -7

COLOR MAN HOLDINGS LTD AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR
THE THREE MONTHS ENDED SEPTEMBER 30, 2007

The following adjustments to the unaudited pro forma consolidated financial statements are based on the assumption that the share exchange was consummated on July 1, 2006.

(a)   Adjustment to reflect the share capital had the share exchange occurred on July 1, 2007.

According to the share exchange agreement, prior to the closing date, Fred Hall, the principal shareholder cancelled a total number of Six Hundred Fifty Thousand and Five (650,005) shares of LQTI’s common stock. LQTI issued Fifty-Four Million Four Hundred Thousand (54,400,000) shares to exchange of 100% capital stock of CMH. Prior to the closing of the share exchange, LQTI effectuated a 2-1 reverse stock split for the issued and outstanding shares of its Common Stock and completed a dividend distribution to its shareholders of record in the amount equal to five percent (5%) (1,250,005 shares) of the then issued and outstanding Common Stock.  Following the dividend distribution and immediately prior to the consummation of the share exchange, LQTI had 26,250,005 shares of Common Stock issued and outstanding. Upon consummation of the transaction contemplated herein, there should be Eighty Million (80,000,000) shares of LQTI’s common stock issued and outstanding.

EXH 99.3 -8